Exhibit 99.1

NINTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Ninth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of April 18, 2012, by and between COMERICA BANK (“Bank”) and LYRIS, INC., LYRIS TECHNOLOGIES INC. and COMMODORE RESOURCES (NEVADA), INC. (each a “Borrower” and collectively, “Borrowers”).

RECITALS

     Borrowers and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of March 6, 2008, as amended from time to time, including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 30, 2008, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 31, 2008, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of June 19, 2009, that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of October 23, 2009, that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of May 6, 2010, that certain Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of September 15, 2010, that certain Seventh Amendment to Amended and Restated Loan and Security Agreement dated as of August 31, 2011 and that certain Eighth Amendment to Amended and Restated Loan and Security Agreement dated as of November 28, 2011 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. The following defined terms in Section 1.1 of the Agreement hereby are amended and restated as follows:

          “Eligible Foreign Accounts” means Accounts with respect to which the account debtor does not have its principal place of business in the United States, that are billed and collected in the United States and that are either (I) in an aggregate dollar amount less than or equal to Three Hundred Fifty Thousand Dollars ($350,000) or (II) if in excess of such amount, (i) supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank or (ii) insured by the Export Import Bank of the United States.. All Eligible Foreign Accounts must be calculated in U.S. Dollars.

          “Non-Formula Revolving Maturity Date” means April 30, 2013.

          “Revolving Line” means a Credit Extension of up to Three Million Five Hundred Thousand Dollars ($3,500,000) (inclusive of the ACH Sublimit, the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit and any amounts outstanding under the Foreign Exchange Sublimit).

          “Revolving Maturity Date” means April 30, 2013.

     2. Section 6.7 of the Agreement hereby is amended and restated in its entirety to read as follows:

               “6.7 Financial Covenants. Borrowers shall at all times maintain the following financial ratios and covenants:

               (a) Three Month EBITDA. Measured monthly on a trailing three (3) month basis, EBITDA of not less than the following for the applicable periods:

Measuring Period Ending	Minimum Trailing Three (3) month EBITDA
4/30/12	$200,000
5/31/12 through 11/30/12	$50,000
12/31/2012 and thereafter	$250,000

     The foregoing EBITDA amounts, may be adjusted downward based on net new equity raised by Borrowers from investors satisfactory to Bank. The amount and timing of any such changes shall be determined in Bank’s sole discretion based on new budgets received from Borrowers.”

     3. Exhibit C to the Agreement is hereby replaced with Exhibit C attached hereto.

     4. Exhibit E to the Agreement is hereby replaced with Exhibit E attached hereto.

     5. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

     6. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

     7. Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                    (a) this Amendment, duly executed by each Borrower;

                    (b) a Certificate of the Secretary of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

                    (c) an Affirmation of the Guaranty and the Pledge Agreement duly executed by Guarantor;

                    (d) an Affirmation of the Subordination Agreement duly executed by Guarantor;

                    (e) an amendment fee in the amount of Ten Thousand Dollars ($10,000);

                    (f) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

                    (g) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LYRIS, INC.
By:	/s/ Deborah Eudaley

Title:	Chief Financial Officer

LYRIS TECHNOLOGIES INC.
By:	/s/ Deborah Eudaley

Title:	Chief Financial Officer

COMMODORE RESOURCES (NEVADA), INC.
By:	/s/ Deborah Eudaley

Title:	Assistant Treasurer

COMERICA BANK
By:	/s/ Phillip Koblis

Title:	Senior Vice President

[Signature Page to Ninth Amendment to Amended and Restated Loan and Security Agreement]

EXHIBIT C

COMPLIANCE CERTIFICATE

TO: COMERICA BANK

FROM: LYRIS INC., for itself and on behalf of all Borrowers

     The undersigned authorized officer of LYRIS, INC., for itself and on behalf of all Borrowers, hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrowers and Bank (the "Agreement"), (i) Each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant

Monthly financial statements
10K
10Q
Borrowing Base Cert, A/R & A/P Agings
Compliance Cert.
A/R Audit
IP Report
Total amount of Borrowers' cash and
investments
Total amount of Borrowers' cash and
investments maintained with Bank

Financial Covenant

Minimum 3-Month EBITDA

Comments Regarding Exceptions: See Attached.

Sincerely,

SIGNATURE

TITLE

DATE
Required		Complies

Monthly within 30 days		Yes	No
Within 90 days of fiscal year end		Yes	No
Within 45 days of quarter end		Yes	No
Monthly within 30 days		Yes	No
Monthly within 30 days		Yes	No
Semi-Annual		Yes	No
Quarterly within 45 days		Yes	No
Amount: $________		Yes	No

Amount: $________		Yes	No

Required	Actual	Complies

See attached chart	$___________
		Yes	No

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status		Yes	No

Minimum Trailing 3 month EBITDA Requirements

Measuring Period Ending	Minimum Trailing Three (3) month EBITDA
4/30/12	$200,000
5/31/12 through 11/30/12	$50,000
12/31/2012 and thereafter	$250,000

EXHIBIT E

BORROWING BASE CERTIFICATE

[Bank to provide excel spreadsheet directly]